Notes Payable	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Notes Payable
11.	Notes Payable

Convertible Note Payable:

In September 2011, NuScale signed a convertible loan agreement with Fluor in the amount of $10,281 with a maturity date of September 30, 2013. The loan had been extended annually and was due on June 30, 2022. The debt was convertible at Fluor’s option at the original issue price per unit of the Company’s next round of financing securities amounting to no less than $16,000.

At December 31, 2021, the convertible debt outstanding was $14,041, comprised of the original borrowing of $11,331 less the amortized premium of $1,050 plus accrued interest of $3,760.

In April 2022, Fluor elected to convert all of its outstanding debt, totaling $14,181, into 8,257,560 NuScale LLC units (which then converted into NuScale LLC Class B units and non-economic voting shares of NuScale Corp Class B common stock in the Merger) at a price per unit of $9.91, which is equivalent to the PIPE price per unit received in conjunction with the Transaction.

Other Notes Payable

In January 2021, NuScale signed a Line of Credit Promissory Note (“LOC”) with Fluor allowing the Company to borrow funds in a series of draws up to a total principal sum of $30,000. NuScale was required to pay all unpaid amounts of principal and interest on the earlier of August 31, 2021 or the date by which the Company raised an aggregate of $40,000 or greater from the sale of preferred equity to one or more investors. This agreement was later extended through December 31, 2021.

In April 2021, the Company used a portion of the proceeds received from a preferred units purchase agreement to pay all outstanding principal and interest and retire a promissory note entered into in 2020.

In June 2021, the Company used a portion of proceeds received from preferred units purchase agreements to repay the remaining unpaid interest and the principal balance of $27,200 associated with the LOC. The LOC expired at December 31, 2021.